UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 21, 2018

Ford Credit Auto Lease Trust 2018-B
(Exact Name of Issuing Entity as Specified in Charter)
Commission File Number: 333-208514-07
Central Index Key Number: 0001751960

Ford Credit Auto Lease Two LLC
(Exact Name of Registrant/Depositor as Specified in Charter)
Commission File Number: 333-208514
Central Index Key Number: 0001519881

Ford Motor Credit Company LLC
(Exact Name of Sponsor as Specified in Charter)
Central Index Key Number: 0000038009

Delaware
(State or Other Jurisdiction of Incorporation of the Registrant)

13-4347114
(IRS Employer Identification No. of the Registrant)

c/o Ford Motor Company – Ford Credit SPE Management Office World Headquarters, Suite 805-A4 One American Road Dearborn, Michigan	48126
(Address of Principal Executive Offices of the Registrant)	(Zip Code)

Registrant’s telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                  Entry into a Material Definitive Agreement.

In connection with the issuance by Ford Credit Auto Lease Trust 2018-B (the “Trust”) of the asset-backed securities (the “Notes”) described in the Prospectus, dated September 18, 2018 (the “Prospectus”), which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Auto Lease Two LLC (the “Registrant” or the “Depositor”), the Depositor and/or the Trust have entered into the agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”).  The Transaction Documents are described more fully in the Prospectus.

Item 9.01.                              Financial Statements and Exhibits.

(a)                               Not applicable

(b)                              Not applicable

(c)                               Not applicable

(d)                             Exhibits:

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of September 1, 2018, between the Trust and U.S. Bank National Association, as Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, dated as of September 1, 2018, among the Depositor, The Bank of New York Mellon, as Owner Trustee and BNY Mellon Trust of Delaware, as Delaware Trustee.

Exhibit 4.3	Exchange Note Supplement, dated as of September 1, 2018, among CAB East LLC, CAB West LLC, U.S. Bank National Association, HTD Leasing LLC and Ford Motor Credit Company LLC.

Exhibit 10.2	Exchange Note Purchase Agreement, dated as of September 1, 2018, between Ford Motor Credit Company LLC and the Depositor.

Exhibit 10.3	Exchange Note Sale Agreement, dated as of September 1, 2018, between the Depositor and the Trust.

Exhibit 10.5	2018-B Servicing Supplement, dated as of September 1, 2018, to the Second Amended and Restated Servicing Agreement among Ford Motor Credit Company, CAB East LLC, CAB West LLC and HTD Leasing LLC.

Exhibit 10.7	Administration Agreement, dated as of September 1, 2018, between the Trust and Ford Motor Credit Company.

Exhibit 10.8	Account Control Agreement, dated as of September 1, 2018, between the Trust and U.S. Bank National Association, as Indenture Trustee.

Exhibit 10.9	Titling Company Account Control Agreement, dated as of September 1, 2018, among CAB East LLC, CAB West LLC and U.S. Bank National Association, as Indenture Trustee.

Exhibit 10.10	Asset Representations Review Agreement, dated as of the September 1, 2018, among Ford Motor Credit Company LLC, the Trust and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO LEASE TWO LLC

	By:	/s/ Nathan Herbert
	Name:	Nathan Herbert
	Title:	Assistant Secretary

Dated: September 25, 2018